MML Emerging Growth Fund – Letter to Shareholders
To Our Shareholders

John V. Murphy

“One by-product of this spring’s correction in stocks clearly seems to be a renewed respect for earnings and other fundamental measures of value.”
August 1, 2000

Correction in Stocks Deflates Tech Values

At the beginning of the year the stock market picked up where it left off at the end of 1999, mounting a strong but narrow advance led by the favored technology, media, and telecommunications sectors. Internet fever was rampant, pushing many stocks with little more than an intriguing business concept to dizzying heights, while stocks with solid earnings in other sectors languished. Time was running out for the bulls, however, as the Federal Reserve Board continued raising short-term interest rates. Rising rates, which typically have the greatest impact on stocks with the highest valuations, finally took their toll on the market in March, April, and May. From peak to trough, the technology-heavy NASDAQ Composite Index fell 37.3%, while on April 14 the Dow Jones Industrial Average and the S&P 500® both experienced one-day drops exceeding 5%. Overall, though, the Dow and the S&P 500® escaped with relatively little damage. While the NASDAQ suffered a setback of bear market proportions, the S&P 500® lost just 1.5%, and the Dow actually gained 5.0%, as investors shifted their assets from New Economy to Old Economy stocks during the first two quarters of 2000.

Late in May, following the latest rate hike by the Fed, there was a widespread sense that interest rates might have reached a plateau, and stocks staged a relief rally. The NASDAQ made up about half of the ground it lost during the correction. Perhaps chastened by the sting of recent losses, investors were more selective this time around, putting a higher premium on stocks with solid earnings prospects and tending to avoid the most speculative shares.

Despite the lackluster performance of stocks overall, it was a good period for actively managed funds. The average U.S. equity mutual fund, as measured by Morningstar, gained more than three percent year-to-date, easily outpacing the negative returns of the three major indices. More importantly, the average mutual fund in almost every category—from small value to large growth—was able to outperform its corresponding index. I’m happy to report that many MassMutual funds outperformed not only their benchmark indices but also the average mutual fund in their respective categories. Our small-cap funds in both value and growth styles did especially well on both an absolute and relative basis.

The Fed Keeps Raising Rates

The Federal Reserve Board, continuing a trend from 1999, raised short-term interest rates in February, March, and May. After the last tightening, which saw rates jump by an increment of 0.50%, the target federal funds rate stood at 6.50%, while the discount rate reached 6.00%, a total increase of 100 basis points for both during the period. Several factors contributed to the Fed’s actions, including robust GDP growth in the United States, tight labor markets, strengthening economies in Europe and Asia, and higher prices for some raw materials, especially crude oil. In June, amid signs that the economy was finally beginning to slow, the Fed left rates unchanged.

Higher rates trimmed returns on most fixed-income investments during the first half of the year, with returns of around 3-4% provided by T-bills as well as short-term and core high-quality bonds. Early in the period spreads widened considerably in the long end of the market, reflecting both upward pressure on interest rates and the inversion of the yield curve and accompanying uncertainty created by the U.S. Treasury’ s buyback program. The program, a result of the government’s reduced borrowing needs, drove down the yields of long- and intermediate-term Treasury securities and contributed to a flight to quality. Spreads narrowed considerably in the final month of the period amid the general sense that the Fed might be finished tightening and investors’ diminishing concerns about the buyback program.

(Continued)

Outlook for Slower Growth

Given the normal 12 to 18-month time lag between Fed actions on interest rates and their full effects on the economy, we expect to see economic growth continue to show signs of slowing over the next six months to a year. However, a persistently strong economy or a worsening of inflation could lead to another round of tightening by the Fed. The complexity of the U.S. economy, together with the delayed effects of most policy moves, makes it extremely difficult for the Fed to know with any certainty when to stop raising interest rates. There is simply no way to predict whether we will get the “soft landing”—slower growth with no recession—that most investors are hoping for.

However, one by-product of this spring’s correction in stocks clearly seems to be a renewed respect for earnings and other fundamental measures of value. I expect this trend to continue in the second half of the year. While absolute returns might be more modest, as a slowing economy forces downward revisions in earnings estimates for many companies, actively managed funds should continue to do well on a relative basis. In a more rational investment environment, good portfolio managers can add considerable value because the market tends to reward the “right” stocks—those with the most favorable fundamental outlooks.

MassMutual Expands Fund Offerings

I’d like to announce some exciting additions to the MML Series Investment Fund. Through our comprehensive due diligence process, we’ve uncovered significant investor demand for a number of fund types and managers that were not previously addressed by our selections. As a result, we’ve added three new funds, listed as follows, with their managers (sub-advisers) in parentheses: Large Cap Value (Davis Selected Advisers), OTC 100 (Deutsche Asset Management/Bankers Trust Company), and Emerging Growth (RS Investment Management). These new choices span a broad range of investment styles and market sectors—value vs. growth, active vs. indexed, and large-cap vs. emerging growth. All of our new managers have produced excellent long-term track records, and have passed through our extensive selection process. We will continue to monitor all of our funds carefully so that you can be assured of access to top-flight investment management talent.

John V. Murphy
President
MML Series Investment Fund

MML Emerging Growth Fund

What are the investment objectives and policies for the MML Emerging Growth Fund?

The objective and policies of the Fund are to:
•	seek long-term growth of capital
•	invest primarily in a diversified portfolio of equity securities of smaller, emerging growth companies
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
-are of high investment quality or possess a unique product, market position or operating characteristics
-offer above-average levels of profitability or superior growth potential

How did the Fund perform during the first half of 2000?

This is a new fund with an inception date of May 1, 2000, so returns are available only for the final two months of the period. Even so, the Fund finished well ahead of its benchmark. From inception through June 30, 2000, the Fund’s shares returned 9.30%, more than triple the 2.39% return of the Russell 2000 Index, an unmanaged index of 2000 medium- and small-capitalization common stocks. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

What factors influenced the Fund’s performance?

May was a volatile month, as the markets struggled to bounce back from the sharp correction that had begun in March. Extended valuations in the New Economy sectors of biotechnology, telecommunications, media, and technology, together with rising interest rates, had set the stage in the first quarter for a deflation of values. The Federal Reserve Board, reacting to strong economic growth, tight labor markets, sharply higher crude oil prices, and speculative excesses in the stock market, raised short-term interest rates three times in the first half of the year, the last time on May 16.

When the dust cleared in late May, the technology-laden NASDAQ Composite Index had plunged 37.3%, a pullback of bear market proportions. Meanwhile, the Russell 2000 Index gave back 23.8%, and its growth-oriented component suffered losses comparable to those of the NASDAQ. The Fund, which targets emerging growth situations, had significant investments in New Economy stocks and was hit hard by these developments, although a significant part of the damage had already occurred by the Fund’s inception date.

After the Fed’s latest rate increase in May, which raised both the target federal funds rate and the discount rate by 0.50%, investors began to entertain the possibility that the current tightening cycle might be close to an end. Optimism about second quarter earnings, scheduled to be reported in July, also contributed to improving sentiment. As a result, June was an extremely strong month in which the Fund was able to make up its losses and pull solidly into positive territory.

How did you manage the Fund during these volatile conditions?

We took advantage of sharply lower share prices by upgrading the quality of the Fund’s holdings. We were quite happy with the stocks we owned going into the correction. However, panic selling by its very nature knocks down good stocks along with bad ones and often provides extremely profitable opportunities to acquire or expand positions in high-quality shares. For example, we expanded our position in SonicWall, a provider of Internet security products. A significant increase in demand for the company’s product serving the broadband market resulted in triple-digit revenue and earnings growth over the past several quarters.

One holding that had been a strong contributor to performance in the past was a detractor this time: Exchange Applications. The company makes customer management software for e-commerce and e-marketing initiatives. Although Exchange Applications reported strong numbers in the first quarter, the stock was damaged by the perception that too large a share of the company’s revenues came from one relationship. However, Exchange Applications recently launched a new group of products that appeared to be very popular, and would likely help address the customer concentration issue. Moreover, the company seemed on track for a strong third quarter. Consequently, we added to the Fund’s position when the stock weakened in the second quarter.

(Continued)

 What is your outlook?

Despite the recent volatility, we continue to see great opportunities in many segments of the market, including wireless, broadband access, the continued build-out of the Internet, and Internet content delivery. We are not surprised that many online retailers are encountering difficulties—we have been pessimistic about that group’s prospects for quite a while—but we believe that those difficulties should not have a meaningful long-term impact on the high-growth sectors just mentioned. While we are optimistic at the individual company level, however, higher interest rates and the likelihood of a slowing economy raise the very real possibility of further market volatility as the second half progresses. We view our role as stock-pickers and not market timers. Therefore, our best defense against volatility is to position the Fund in the very best emerging growth stocks we can find and, should the market provide us with further opportunities to implement the upgrading strategy outlined earlier, we will certainly do so.

Growth of a $10,000 Investment

Hypothetical Investments in MML Emerging Growth Fund and the Russell 2000 Index

MML Series Investment Fund
Total Return
Since Inception
5/1/00 - 6/30/00

MML Emerging Growth Fund	9.30%

Russell 2000 Index	2.39%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

MML Emerging Growth Fund
Russell 2000 Index
$12,000
11,000
10,000
9,000
8,000
7,000
5/1/00
5/00
6/00
$10,930 MML Emerging Growth Fund
$10,239 Russell 2000 Index

The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

MML Emerging Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

ASSETS:
Investments, at value (cost $9,765,356) (Note 2)	$10,808,366
Short-term investments, at amortized cost (Note 2)	660,546

Total investments	11,468,912
Receivables from:
Investments sold	32,184
Interest and dividends	176
Investment adviser (Note 3)	6,611

Total assets	11,507,883

LIABILITIES:
Payables for:
Investments purchased	4,300
Directors’ fees and expenses (Note 3)	2,174
Affiliates (Note 3):
Investment management fees	8,884
Accrued expenses and other liabilities	13,112

Total liabilities	28,470

NET ASSETS	$11,479,413

Net assets consist of:
Paid-in capital	$10,484,259
Undistributed net investment loss	(9,402)
Accumulated net realized loss on investments	(38,454)
Net unrealized appreciation on investments	1,043,010

$11,479,413

Shares outstanding:	1,050,092

Net asset value, offering price and redemption price per share:	$ 10.93

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund

STATEMENT OF OPERATIONS
For the Period May 1, 2000 (Commencement of Operations) through June 30, 2000
(Unaudited)

Investment income: (Note 2)
Interest	$ 9,099

Total investment income	9,099

Expenses: (Note 3)
Investment management fees (Note 3)	16,769
Custody fees	10,155
Directors’ fees (Note 3)	2,174
Audit and legal fees	1,464
Other expenses	1,494

Total expenses	32,056
Expenses reimbursed (Note 3)	(13,555)

Net expenses	18,501

Net investment loss	(9,402)

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(38,454)
Net change in unrealized appreciation (depreciation) on investments	1,043,010

Net realized and unrealized gain	1,004,556

Net increase in net assets resulting from operations	$ 995,154

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund

STATEMENT OF CHANGES IN NET ASSETS
For the Period May 1, 2000 (Commencement of Operations) through June 30, 2000 (Unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (9,402)
Net realized loss on investment transactions	(38,454)
Net change in unrealized appreciation (depreciation) on investments	1,043,010

Net increase in net assets resulting from operations	995,154

Net fund share transactions (Note 5)	10,484,259

Total increase in net assets	11,479,413

NET ASSETS:
Beginning of period	-

End of period (including undistributed net investment loss of $9,402)	$11,479,413

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)
For the Period May 1, 2000 (Commencement of Operations) through June 30, 2000
(Unaudited)

Net asset value, beginning of period	$ 10.00

Income (loss) from investment operations:

Net investment loss	(0.01	)***

Net realized and unrealized gain (loss) on investments	0.94

Total income (loss) from investment operations	0.93

Net asset value, end of period	$ 10.93

Total Return @	9.30%	**

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$11,479

Ratio of expenses to average daily net assets:

Before expense waiver	2.01%	*

After expense waiver	1.16%	*

Net investment loss to average daily net assets	(0.59%	)*

Portfolio turnover rate	14%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
@
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund

PORTFOLIO OF INVESTMENTS
June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES - 94.2%

Advertising - 3.3%
Lamar Advertising Co.*	1,000	$ 43,312
MyPoints.com, Inc.*	9,500	180,054
NetCreations, Inc.*	1,200	54,975
TMP Worldwide, Inc.*	1,300	95,956

		374,297

Banking, Savings & Loans - 0.7%
Financial Federal Corp.*	4,500	78,187

Broadcasting, Publishing & Printing - 1.1%
COX Radio, Inc. Cl. A*	3,200	89,600
Hispanic Broadcasting Corp.*	1,200	39,750

		129,350

Commercial Services - 4.2%
Critical Path, Inc.*	900	52,481
Ebenx, Inc.*	100	2,119
Netcentives, Inc.*	8,300	154,587
On Assignment, Inc.*	1,400	42,700
Professional Detailing, Inc.*	5,600	190,750
Teletech Holdings, Inc.*	1,400	43,487

		486,124

Communications - 10.8%
Allegiance Telecom, Inc.*	2,100	134,400
American Tower Corp. Cl. A*	3,200	133,400
AudioCodes Ltd.*	1,400	168,000
CapRock Communications Corp.*	150	2,925
Ciena Corp.*	500	83,344
Copper Mountain Networks, Inc.*	1,050	92,531
DSL.Net, Inc.*	8,400	86,625
Echostar Communications Corp.*	2,850	94,362
Exfo Electro Optical Engineering, Inc.*	50	2,194
LifeMinders, Inc.*	3,400	100,512
McleodUSA, Inc.*	6,000	124,125
Powerwave Technologies, Inc.*	600	26,400
Turnstone Systems, Inc.*	800	132,538
Westell Technologies, Inc. Cl. A*	3,900	58,500

		1,239,856

	Number of Shares	Market Value

Computer Integrated Systems Design - 3.4%
Exchange Applications, Inc.*	5,600	$ 149,100
Software.com, Inc.*	1,900	246,762

		395,862

Computer Programming Services - 3.6%
Macromedia, Inc.*	1,700	164,369
Portal Software*	1,800	114,975
RealNetworks, Inc.*	900	45,506
Viant Corp.*	3,000	88,875

		413,725

Computer Related Services - 5.0%
Acxiom Corp.*	2,500	68,125
Espeed, Inc. Cl. A*	1,500	65,156
Keynote Systems, Inc.*	1,600	112,900
Lante Corp.*	1,900	38,831
NaviSite, Inc.*	3,250	135,891
Register.com*	2,700	82,519
Scient Corp.*	1,500	66,187

		569,609

Computers & Information - 4.7%
Extreme Networks*	1,300	137,150
Foundry Networks, Inc.*	1,650	181,500
Immersion Corporation*	1,200	36,000
Interlink Electronics, Inc.*	1,500	62,812
Paradyne Networks*	3,700	120,481

		537,943

Data Processing and Preparation - 1.0%
Homestore.com, Inc.*	3,900	113,831

Electrical Equipment & Electronics - 12.6%
Alpha Industries*	800	35,250
Anaren Microwave, Inc.*	1,350	177,166
Applied Micro Circuits Corp.*	500	49,375
Avanex Corp.*	500	47,750
Cobalt Networks, Inc.*	2,500	144,687
Cree, Inc.*	1,050	140,175
Exar Corp.*	1,000	87,187
Globespan, Inc.*	500	61,039
Intersil Holding Corp.*	3,000	162,188
Manufacturers Services Ltd.*	100	2,056
Microsemi Corp.*	1,500	50,906
Next Level Communications, Inc.*	1,900	162,925

	Number of Shares	Market Value

Electrical Equipment & Electronics (Continued)
Nvidia Corp.*	1,000	$ 63,563
PLX Technology, Inc.*	4,550	188,825
Power Integrations, Inc.*	3,300	77,756

		1,450,848

Entertainment & Leisure - 0.8%
Macrovision Corp.*	1,500	95,883

Financial Services - 3.7%
Knight Trading Group, Inc.*	1,200	35,775
NextCard, Inc.*	17,600	149,600
Pinnacle Holdings, Inc.*	2,700	145,800
Waddell & Reed Financial, Inc. Cl. A	3,000	98,438

		429,613

Healthcare - 1.7%
Community Health Systems, Inc.*	150	2,428
Province Healthcare Co.*	2,900	104,763
Sunrise Assisted Living, Inc.*	4,800	88,800

		195,991

Information Retrieval Services - 0.7%
Psinet, Inc.*	3,200	80,400

Internet Content - 1.3%
BEA Systems, Inc.*	3,000	148,313

Internet Software - 3.5%
Firepond, Inc.*	8,900	320,400
Webmethods, Inc.*	500	78,594

		398,994

Lodging - 0.8%
Four Seasons Hotels, Inc.	1,400	87,063

Medical Supplies - 4.0%
Cytyc Corp.*	3,200	170,800
LTX Corp.*	1,100	38,431
Resmed, Inc.*	4,800	128,400
Techne Corp.*	900	117,000

		454,631

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund

PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2000 (Unaudited)

	Number of Shares	Market Value

Pharmaceuticals - 3.9%
Abgenix, Inc.*	900	$ 107,873
Albany Molecular Research, Inc.*	1,600	87,100
Charles River Laboratories International, Inc.*	50	1,109
Protein Design Labs, Inc.*	1,500	247,430

		443,512

Prepackaged Software - 16.6%
Art Technology Group, Inc.*	1,400	141,313
Digex, Inc.*	1,900	129,081
Informatica Corp.*	1,700	139,294
ISS Group, Inc.*	1,650	162,912
NETIQ Corp.*	4,100	244,463
Netopia, Inc.*	2,000	80,500
Ondisplay, Inc.*	1,400	114,013
Peregrine Systems, Inc.*	3,400	117,938
Proxicom, Inc.*	4,100	196,288
SonicWall, Inc.*	2,500	220,156
Tibco Software, Inc.*	1,700	182,298
Vitria Technology, Inc.*	2,100	128,363
WatchGuard Technologies*	900	49,444

		1,906,063

Retail - 0.8%
Bed Bath & Beyond, Inc.*	2,400	87,000

Telephone Utilities - 5.7%
Dobson Communications Corp. Cl. A*	3,100	59,675
Metrocall, Inc.*	12,500	112,500
Metromedia Fiber Network, Inc.*	4,900	194,469
Nextlink Communications*	4,439	168,405
WebLink Wireless, Inc.*	3,900	51,675
West Teleservices Corp.*	2,550	64,547

		651,271

Transportation - 0.3%
Forward Air Corporation*	1,000	40,000

TOTAL EQUITIES (Cost $9,765,356)		10,808,366

	Principal Amount	Market Value

SHORT-TERM INVESTMENTS - 5.7%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/00, 6.03%, due 07/03/00 (a)	$ 660,546	$ 660,546

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		660,546

TOTAL INVESTMENTS - 99.9% (Cost $10,425,902)**		11,468,912

Other Assets/(Liabilities) - 0.1%		10,501

NET ASSETS - 100.0%		$ 11,479,413

Notes to Portfolio of Investments

*	Non-income producing security.

**	Aggregate cost for Federal tax purposes. (Note 7).

(a)	Maturity value of $660,878. Collateralized by U.S. Government Agency obligation with a rate of 7.647%, maturity date of 09/01/2023, and aggregate market value, including accrued interest, of $693,617.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund
MML Emerging Growth Fund (the “Fund”), which commenced operations on May 1, 2000, is a diversified series of the MML Series Investment Fund (“MML Trust”), a no-load, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The MML Trust, which has eleven separate series of shares, is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended.

The MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual”) for the purpose of providing vehicles for the investment assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the MML Trust are not offered to the general public.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (“ Trustees”), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

Accounting for Investments
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund will not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, no Federal income tax provision is required.

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders
Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gains on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Fund and the amounts actually received.

Securities Lending
The Fund may make loans of portfolio securities; however, securities lending can not exceed 33% of its total assets taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At June 30, 2000, the Fund did not have any loaned securities.

Forward Foreign Currency Contracts
The Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding forward foreign currency contracts at June 30, 2000.
Notes to Financial Statements (Continued)

Forward Commitments
The Fund may purchase or sell securities on a “when issued,” delayed delivery or forward commitment basis. The Fund uses forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Fund instructs the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Fund records on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Fund could also be exposed to loss if it cannot close out its forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Fund monitors exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. At June 30, 2000, the Fund had no open forward commitments.

Financial Futures Contracts
The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. At June 30, 2000, the Fund had no open financial futures contracts.

3. Management
Fees and Other
Transactions
with Affiliates

Investment Management Fee
MassMutual serves as investment adviser to the Fund and provides administrative services as needed by the Fund. For acting as such, MassMutual receives a fee from the Fund at the annual rate, payable monthly, of 1.05% of the first $200,000,000, 1.00% on the next $200,000,000 and 0.95% on assets over $400,000,000, of the average daily net asset value of the Fund.

MassMutual has entered into an investment sub-advisory agreement with RS Investment Management L.P. (“RS”) pursuant to which RS serves as investment sub-adviser to the Fund. MassMutual pays RS a monthly fee based upon the aggregate net assets under management at the annual rate of 0.65% of the first $200,000,000 of aggregate net assets, 0.60% of the next $200,000,000 of assets and 0.55% of assets over $400,000,000.

MassMutual has agreed, at least through April 30, 2001, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund’s management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund’s fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

Other	Certain officers and trustees of the Fund are also officers of MassMutual. The compensation of unaffiliated directors of the Fund is borne by the Fund.
Notes to Financial Statements (Continued)

4. Purchases and Sales of Investments
Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period from May 1, 2000 (commencement of operations) through June 30, 2000, were as follows:

Purchases
Equities	$10,654,007

Sales

Equities	$ 850,197

5. Capital Share Transactions
The Fund is authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for the period May 1, 2000 (commencement of operations) through June 30, 2000 is as follows:

Shares
Sales of shares	1,051,267
Redemptions of shares	(1,175)

Net increase	1,050,092

Shares

Sales of shares	$10,496,318
Redemptions of shares	(12,059)

Net increase	$10,484,259

6. Foreign Securities
The Fund may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. Federal Income Tax Information	At June 30, 2000, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a Federal income tax basis, are as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation
$10,425,902	$1,714,025	$671,015	$1,043,010